Exhibit 99.1
EXECUTION COPY
FIRST AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 17, 2011 by and among DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), DIAMONDROCK HOSPITALITY COMPANY, a corporation formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of August 6, 2010 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1. Specific Amendment to Credit Agreement. The parties hereto agree that the Credit Agreement is amended by adding the following new Section to the end of Article XIII:
Section 13.22. New York Mortgages.
(a) Generally. The parties hereto acknowledge and agree that as an accommodation to the Parent and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may, from time to time, in their sole discretion, accept the benefits of Mortgages encumbering real property located in the State of New York assigned from time to time pursuant to the terms of this Section to the Administrative Agent, for its benefit and the benefit of the Issuing Bank and the Lenders (any such Mortgage a “New York Mortgage”).

(b) Assignment of New York Mortgages. In connection with the acceptance of the benefits of a New York Mortgage by the Administrative Agent, the Issuing Bank and the Lenders, the Borrower shall cause to be delivered to the Administrative Agent each of the following, in form and substance satisfactory to the Administrative Agent:
(i) the originals (or if not available, copies) of each outstanding promissory note evidencing the Indebtedness secured by such New York Mortgage, duly endorsed (by allonge or otherwise) to the order of the Administrative Agent (collectively, “Existing New York Notes”);
(ii) an amended and restated promissory note (each a “Restated New York Note”) which amends, restates and, if applicable, consolidates the applicable Existing New York Notes, which (x) shall be payable to the order of the Administrative Agent for the benefit of itself, the Issuing Bank and the Lenders, (y) shall be in an initial aggregate principal amount equal to the principal amount of Loans advanced hereunder in connection with the transfer of such Existing New York Notes to the Administrative Agent for the benefit of itself, the Issuing Banks and the Lenders and (z) shall incorporate by reference all of the applicable terms and conditions of this Agreement and the other Loan Documents;
(iii) a copy of such New York Mortgage, including all amendments thereto, showing all recording information thereon certified to the knowledge of an authorized officer of the Borrower as being true, correct and complete;
(iv) an assignment of such New York Mortgage, in recordable form, executed by each holder of the Indebtedness secured by such New York Mortgage (or an authorized agent acting on behalf of each such holder);
(v) a modification to such New York Mortgage executed by the applicable Loan Parties, such modification, among other things, to modify such New York Mortgage (x) to provide that it secures the applicable Restated New York Note, (y) to provide that the maximum principal sum of Obligations secured by such New York Mortgage at execution or in the future shall not exceed the initial principal amount of the applicable Restated New York Note and (z) to include language reasonably satisfactory to the Administrative Agent to the effect that payments in respect of the Obligations shall not be deemed to reduce the amount of the Obligations secured by such New York Mortgage until such time as the outstanding principal amount of the Obligations shall have been reduced to the initial principal amount of the applicable Restated New York Note;
(vi) terminations of, or assignments and modifications to, any assignment of leases and rents, financing statements and any other document, instrument or agreement securing the Indebtedness secured by such New York Mortgage, as the Administrative Agent may reasonably request;

(vii) a copy of any environmental assessment report on the Property subject to such New York Mortgage available to the Borrower, and if reasonably requested by the Administrative Agent, reliance letters from the environmental engineering firms performing such assessments addressed to the Administrative Agent, the Issuing Bank and the Lenders; provided, however, if such a reliance letter is not provided, the Administrative Agent, the Issuing Bank and the Lenders shall have no obligation to accept an assignment of such New York Mortgage;
(viii) and environmental indemnity agreement executed by the Borrower, the Parent and any other Loan Party that owns or leases the Property encumbered by such New York Mortgage in favor of the Administrative Agent for its benefit and the benefit of the Issuing Bank and the Lenders and in a form reasonably acceptable to the Administrative Agent; and
(ix) such other documents, agreements and instruments as the Administrative Agent on behalf of the Issuing Bank and the Lenders may reasonably request.
(c) Release of New York Mortgages. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, including without limitation, Section 13.7., (i) upon the Borrower’s written request and at the Borrower’s sole cost and expense, the Administrative Agent shall release any or all of the New York Mortgages or assign any or all of the New York Mortgages to any Person requested by the Borrower (any such assignment to be without recourse or warranty whatsoever) and (ii) the Administrative Agent may in its discretion, and shall at the direction of the Requisite Lenders, release any or all of the New York Mortgages if the Administrative Agent has, or the Requisite Lenders have, reasonably determined that holding any of such New York Mortgages could be detrimental to the Administrative Agent or the Lenders, and so long as the Administrative Agent shall have given the Borrower written notice at least 5 days prior to any such release; provided, however, the Administrative Agent shall not be required to give any such prior notice to the Borrower if the Administrative Agent, in its sole discretion, has determined that delay of such release would be detrimental to the Administrative Agent or the Lenders.
(d) Indemnity. Not in limitation of any of the Borrower’s obligations under Section 13.2. or 13.10., the Borrower shall and hereby agrees to indemnify, defend and hold harmless the Administrative Agent, the Issuing Bank, each Lender and each other Indemnified Party from and against any and all losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any Indemnity Proceeding which is in any way related directly or indirectly to (i) the failure of any Person to pay any recording tax payable pursuant to N.Y. Tax Law, Ch. 60, Art. 11, Sec. 253 et seq. or other Applicable Laws of the State of New York or any political subdivision of such State or (ii) any New York Mortgage.

(e) The Borrower represents and warrants that no Property encumbered by a New York Mortgage is located in an area determined by the Federal Emergency Management Agency to have special flood hazards.
Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:
(a) A counterpart of this Amendment duly executed by the Borrower, the Parent and the Lenders constituting the Requisite Lenders;
(b) An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and
(c) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.
Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a) Authorization. Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each of the Borrower and the Parent enforceable against each such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.
(b) Compliance with Laws, etc. The execution and delivery by each of the Borrower and the Parent of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
(d) Guarantors. As of the date hereof, each Subsidiary required to be a Guarantor under the Credit Agreement has become a Guarantor.
Section 4. Reaffirmation of Representations. Each of the Borrower and the Parent hereby repeats and reaffirms all representations and warranties made by such Person to the Administrative Agent, the Issuing Bank and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.
Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP

By:	DiamondRock Hospitality Company, its sole General Partner

By:

Name:

Title:

DIAMONDROCK HOSPITALITY COMPANY
By:
Name:
Title:
[Signatures Continued on Next Page]

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:
Name:
Title:
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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:
Name:
Title:
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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

CITIBANK, N.A., as a Lender
By:
Name:
Title:
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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:
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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

GOLDMAN SACHS BANK USA, as a Lender
By:
Name:
Title:
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[Signature Page to First Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:
Name:
Title:

EXHIBIT A
FORM OF GUARANTOR ACKNOWLEDGEMENT
THIS GUARANTOR ACKNOWLEDGEMENT dated as of May  _____, 2011 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELL FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), the Issuing Bank and each Lender a party to the Credit Agreement referred to below.
WHEREAS, DiamondRock Hospitality Limited Partnership (the “Borrower”), DiamondRock Hospitality Company (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of August 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of August 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;
WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a First Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and
WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.
Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

A-1

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS: DIAMONDROCK HOSPITALITY COMPANY
By:
Name:
Title:

BLOODSTONE TRS, INC.
By:
Name:
Title:

DIAMONDROCK ALPHARETTA OWNER, LLC
By:
Name:
Title:

DIAMONDROCK ALPHARETTA TENANT, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK ATLANTA PERIMETER OWNER, LLC
By:
Name:
Title:

DIAMONDROCK ATLANTA PERIMETER TENANT, LLC
By:
Name:
Title:

DIAMONDROCK BETHESDA OWNER LIMITED PARTNERSHIP

By:	DIAMONDROCK BETHESDA GENERAL, LLC, its general partner

By:

Name:

Title:

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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK BETHESDA TENANT, LLC
By:
Name:
Title:

DIAMONDROCK BOSTON OWNER, LLC
By:
Name:
Title:

DIAMONDROCK BOSTON TENANT, LLC
By:
Name:
Title:

DIAMONDROCK CHICAGO CONRAD OWNER, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK CHICAGO CONRAD TENANT, LLC
By:
Name:
Title:

DIAMONDROCK GRIFFIN GATE OWNER, LLC
By:
Name:
Title:

DIAMONDROCK GRIFFIN GATE TENANT, LLC
By:
Name:
Title:

DIAMONDROCK OAK BROOK OWNER, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK OAK BROOK OWNER, LLC
By:
Name:
Title:

DIAMONDROCK OAK BROOK TENANT, LLC
By:
Name:
Title:

DIAMONDROCK SONOMA OWNER, LLC
By:
Name:
Title:

DIAMONDROCK SONOMA TENANT, LLC
By:
Name:
Title:

DIAMONDROCK TORRANCE OWNER, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK TORRANCE OWNER, LLC
By:
Name:
Title:

DIAMONDROCK TORRANCE TENANT, LLC
By:
Name:
Title:

DIAMONDROCK VAIL OWNER, LLC
By:
Name:
Title:

DIAMONDROCK VAIL TENANT, LLC
By:
Name:
Title: